EXHIBIT 24.1

                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, Mathias J. DeVito, Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ Mathias J. Devito
                                            -----------------------------------
                                               Mathias J. DeVito





                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, Peter M. George, Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ Peter M. George
                                               -------------------------------
                                               Peter M. George




                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, Robert LeBuhn, Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ Robert LeBuhn
                                            ----------------------------------
                                               Robert LeBuhn




                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, John G. Medlin, Jr., Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ John G. Medlin, Jr.
                                            ------------------------------------
                                               John G. Medlin, Jr.




                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, Hanne M. Merriman, Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ Hanne M. Merriman
                                            -----------------------------------
                                               Hanne M. Merriman




                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, Thomas H. O'Brien, Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ Thomas H O'Brien
                                            ------------------------------------
                                               Thomas H. O'Brien




                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, Richard B. Priory, Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ Richard B. Priory
                                            ------------------------------------
                                               Richard B. Priory




                             POWER OF ATTORNEY


                  KNOW ALL MEN BY THESE PRESENTS, THAT I, Raymond W. Smith, Director of US Airways, Inc. (the "Company"), do hereby constitute and appoint Lawrence M. Nagin and Thomas A. Mutryn, and each of them (with full power to each of them to act alone), attorney and agent for me and in my name and on my behalf to sign all Registration Statements on Form S-4 or other appropriate Forms and any amendments or supplements thereto of the Company which shall be filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, with respect to the registration of the Company's Class C Pass Through Certificates, Series 2000-3.

                  I hereby give and grant to said attorneys and agents, and each of them acting alone, full power and authority to generally do and perform all acts and things necessary to be done in the premises as fully and effectually in all respects as I could do if personally present; and I hereby ratify and confirm all that said attorneys and agents, and each of them, shall do or cause to be done by virtue hereof.

                  IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of November, 2001.


                                               /s/ Raymond W. Smith
                                            ------------------------------------
                                               Raymond W. Smith